[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.3
Execution Version
SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this “Agreement”) is made as of June 14, 2018, by and between Fortress Credit Corp. (the “Lender”) and iPass Inc., a Delaware corporation (“Parent” and together with each other Person that becomes a Borrower under the Credit Agreement (as defined below), including, for the avoidance of doubt, iPass IP LLC, a Delaware limited liability company (“iPass SPV”) upon the consummation of the SPV Joinder, each a “Borrower” and collectively, the “Borrowers” and, together with their successors and permitted assigns and any other person or entity that becomes a Grantor hereunder pursuant to Section 4(n) below, jointly and severally, the “Grantors” and, individually, a “Grantor”).
Background
The Borrowers and the Lender entered into that certain Credit Agreement dated as of the date hereof (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “Credit Agreement”), pursuant to which the Lender agreed to extend credit to the Borrowers on the terms and conditions described therein.
One of the conditions to the obligations of the Lender under the Credit Agreement is that the Obligations shall be secured by, among other things, a security interest in favor of the Lender in the Collateral (as defined below). In order to induce the Lender to extend the credit to the Borrowers, the Grantors are willing to grant to the Lender a security interest in the Collateral.
Accordingly, each Grantor, intending to be legally bound, hereby agrees with the Lender as follows:
1.DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The following terms, as used herein, shall have the following meanings:
“Account” shall be used herein as defined in the Uniform Commercial Code.
“Additional Grantor” shall have the meaning ascribed to such term in Section 4(n).
“Chattel Paper” shall be used herein as defined in the Uniform Commercial Code.
“Collateral” shall have the meaning ascribed to such term in Section 2.
“Commercial Tort Claims” shall be used herein as defined in the Uniform Commercial Code and shall include those claims listed (including plaintiff, defendant and a description of the claim) on Schedule 10 attached hereto.
“Deposit Account” shall be used herein as defined in the Uniform Commercial Code.
“Document” shall be used herein as defined in the Uniform Commercial Code.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Equipment” shall be used herein as defined in the Uniform Commercial Code.
“Excluded Account” shall mean any Deposit Accounts that are (i) accounts used for payroll or payroll taxes or that are benefits, trust, escrow, fiduciary or tax accounts and (ii) zero balance accounts.
“Excluded Property” shall mean (i) any permits, General Intangibles or licenses of the Grantors (A) that prohibit, or require the consent of any Person other than the Grantors and their Affiliates which consent has not been obtained as a condition to the creation by such Grantors of a Lien on any right, title or interest in such permits, General Intangibles or licenses, (B) to the extent that any requirement of Law applicable thereto prohibits the creation of a Lien thereon or (C) to the extent that a Lien granted thereon would cause such Grantor’s rights in or with respect to such permits, General Intangible or license to be forfeited or to become void, voidable, terminable or revocable, or would cause such Grantor to have breached, violated or defaulted in respect thereof and the consent of the applicable third party thereto (if any) has not been obtained, but only, with respect to the prohibition in clauses (A), (B) and (C), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other requirement of Law, (ii) any fixed or capital asset owned by any Grantor that is subject to a purchase money Lien or a capitalized lease permitted under the Credit Agreement if the contractual obligation pursuant to which such Lien on such fixed or capital asset (or in the document providing for such capitalized lease) prohibits or requires the consent of any Person other than the Grantors and their Affiliates which has not been obtained as a condition to the creation of any other Lien on such fixed or capital asset but only to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Uniform Commercial Code or any other Law, (iii) any Excluded Account, (iv) more than 65% of voting stock of any CFC or Foreign Holdco and (v) any Trademark application filed with the United States Patent and Trademark Office on an “intent-to-use” basis, until such time as a statement of use is filed with and duly accepted by the United States Patent and Trademark Office; provided, that Excluded Property shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).
“Fixtures” shall be used herein as defined in the Uniform Commercial Code.
“Foreign Intellectual Property” shall mean (i) non-U.S. issued patents and patent applications, and non-U.S. registered trademarks and registered service marks and any applications for registration thereof in any office similar to the United States Patent and Trademark Office in any non-U.S. country and (ii) non-U.S. copyrights registered in any office similar to the United States Copyright Office in any non-U.S. country.
“General Intangibles” shall be used herein as defined in the Uniform Commercial Code.
“Goods” shall be used herein as defined in the Uniform Commercial Code.
“Instruments” shall be used herein as defined in the Uniform Commercial Code.
“Inventory” shall be used herein as defined in the Uniform Commercial Code.
“Investment Property” shall be used herein as defined in the Uniform Commercial Code.
“Letter-of-Credit Right” shall be used herein as defined in the Uniform Commercial Code.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Money” shall be used herein as defined in the Uniform Commercial Code.
“Proceeds” shall be used herein as defined in the Uniform Commercial Code.
“Software” shall be used herein as defined in the Uniform Commercial Code.
“Supporting Obligations” shall be used herein as defined in the Uniform Commercial Code.
“Uniform Commercial Code” shall mean the Uniform Commercial Code in effect on the date hereof and as amended from time to time, and as enacted in the State of New York or in any state or states which, pursuant to the Uniform Commercial Code as enacted in the State of New York, has jurisdiction with respect to all, or any portion of, the Collateral, from time to time. It is the intent of the parties that the definitions set forth above should be construed in their broadest sense so that Collateral will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the Uniform Commercial Code that broaden the definitions, they are incorporated herein, and if existing definitions in the Uniform Commercial Code are broader than the amended definitions, the existing definitions shall be controlling, in accordance with applicable Law.
2.    GRANT OF SECURITY INTEREST. As security for the payment and performance of the Obligations, each Grantor hereby pledges, hypothecates, delivers and collaterally assigns to the Lender, and creates in favor of the Lender, a security interest in all the following property in which the Grantor now or hereafter has or will have any right, title or interest or has the power to transfer any rights, in all its forms, in each case whether now or hereafter existing, or hereafter acquired, created or arising, and wherever located (collectively, but without duplication, the “Collateral”):
(a)    all Equipment;
(b)    all Inventory and other Goods;
(c)    all Accounts;
(d)    all General Intangibles, including, without limitation, the U.S. issued patents and patent applications listed on Schedule 5 attached hereto and the U.S. trademark registrations and trademark applications listed on Schedule 6 attached hereto filed or registered in the United States Patent and Trademark Office, the U.S. registered copyrights listed on Schedule 7 attached hereto registered in the United States Copyright Office, the material domain names listed on Schedule 8 attached hereto, and the Foreign Intellectual Property listed on Schedule 9 attached hereto;
(e)    all Fixtures;
(f)    all Documents, Letter-of-Credit Rights, and Chattel Paper;
(g)    all Deposit Accounts;
(h)    all Instruments and Investment Property;
(i)    all Commercial Tort Claims;
(j)    all Supporting Obligations;
(k)    all Money;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(l)    all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and
(m)    to the extent not otherwise included, all other property of such Grantor and all all Proceeds, products, accessions, rents and profits of any and all of the foregoing. Notwithstanding the foregoing, the Collateral shall not include Excluded Property.
3.    REPRESENTATIONS AND WARRANTIES OF THE GRANTORS. The representations and warranties in this Section 3 (including those concerning the location of tangible Collateral) shall in no way be deemed to limit or qualify the description of Collateral. Further, they shall survive execution of this Agreement and shall not be affected or waived by any examination or inspection made by the Lender. Each Grantor hereby represents and warrants:
(a)    Grantors’ Title. Except for the security interests granted hereunder, each Grantor is, as to all Collateral presently owned, and shall be as to all Collateral hereafter acquired, the owner or in the case of leased or licensed assets, the lessee or licensee, of said Collateral free from any Lien other than Permitted Liens.
(b)    Location of Collateral. As of the Closing Date, the Collateral which is tangible personal property is located on real property owned or leased by a Grantor or on real property owned or leased by any bailee or warehouseman holding the tangible personal property of any Grantor. As of the Closing Date the Collateral which is tangible personal property is located at the locations specified on Schedule 1 hereto along with the record owner or the landlord of such locations.
(c)    Location of Grantors. As of the Closing Date, the location of the chief executive office of each Grantor as well as its state of formation are specified on Schedule 2 attached hereto. Also listed on Schedule 2 is each other location where each Grantor maintains a place of business. Each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.
(d)    Instruments and Certificates. As of the Closing Date, all Instruments and all certificates representing securities that are included in the Collateral, together with all necessary endorsements, have been delivered to the Lender.
(e)    Names Used by Grantors. (i) The actual corporate name of each Grantor is the name set forth in the preamble above; (ii) no Grantor has had any name other than that stated in the preamble hereto or as set forth on Schedule 3 for the preceding five (5) years; and (iii) no entity has merged into any Grantor or been acquired by any Grantor within the past five (5) years except as set forth on Schedule 3.
(f)    Perfected Security Interest. This Agreement creates a valid, first priority security interest in the Collateral, subject only to Permitted Liens, securing payment of the Obligations to the extent required hereunder and upon the filings contemplated below in this Section 3(f). Upon the filing of the Uniform Commercial Code financing statements delivered by the Grantors to the Lender, in the offices set forth on Schedule 4 hereto and the recordation of the Intellectual Property Collateral Agreement with respect to: (x) U.S. copyright registrations and copyright applications in the United States Copyright Office, and (y)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

U.S. patents, patent applications, trademark registrations, and trademark applications in the United Stated Patent and Trademark Office (to the extent perfection is accomplished by the filing of the Intellectual Property Collateral Agreement), and the delivery of control over or a control agreement relating to any Collateral where security interests are perfected by control or possession (to the extent perfection is accomplished by such control or possession), no further action, including, without limitation, any filing or recording of any document or the obtaining of any consent, is necessary in order to establish, perfect and maintain such security interest required pursuant to the Loan Documents in the personal property Collateral purported to be created by the Pledge Agreement and this Agreement to the extent perfection is required hereunder and accomplished by such actions, except for the periodic filing of continuation statements with respect to such UCC-1 financing statements; provided, however, that (i) additional filings may be required to perfect such security interests in any Intellectual Property acquired or otherwise included in the Collateral after the date hereof and (ii) additional filings may be required to perfect such security interests in any Foreign Intellectual Property.
(g)    Account Debtors. Other than as set forth on Schedule 3(g), as of the Closing Date, none of the account debtors or other Persons obligated on any of the Collateral is a Governmental Authority covered by the Federal Assignment of Claims Act or any similar state or material local statute or rule in respect of such Collateral.
(h)    Intellectual Property. As provided in Section 2(d), Schedules 5 through 9 attached hereto set forth a complete and accurate list of: (i) all of the U.S. patents, patent applications, trademark registrations, trademark applications and copyright registrations filed or registered in, as applicable, the United States Patent and Trademark Office or the United States Copyright Office that are owned by each Grantor as of the date hereof, (ii) all of the material domain names owned by each Grantor as of the date hereof, and (iii) all of the material Foreign Intellectual Property owned by each Grantor as of the date hereof.
4.    COVENANTS OF GRANTORS. Each Grantor covenants that:
(a)    Filing of Financing Statements and Preservation of Interests. Each Grantor hereby authorizes the Lender, and appoints the Lender as its attorney-in-fact, to file in such office or offices as the Lender deems necessary or desirable such financing and continuation statements and amendments and supplements thereto (including, without limitation, an “all assets” filing), and such other documents as the Lender may require to perfect, preserve and protect the security interests granted herein (to the extent perfection is required hereunder) and ratifies all such actions taken by the Lender.
(b)    Delivery of Instruments, Etc. At any time and from time to time that any Collateral consists of Instruments or any certificated securities, the applicable Grantor shall deliver such Collateral to the Lender.
(c)    Chattel Paper. Each Grantor shall cause all Chattel Paper in excess of [***] constituting Collateral to be delivered to the Lender, or, if such delivery is not possible, then to cause such Chattel Paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic Chattel Paper, the applicable Grantor shall cause the underlying Chattel Paper to be “marked” within the meaning of Section 9-105 of the Uniform Commercial Code (or successor section thereto).
(d)    Investment Property and Deposit Accounts. If there are any Investment Property or Deposit Accounts included as Collateral that can be perfected by “control” through an account control

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

agreement, the applicable Grantor shall cause such an account control agreement, in form and substance in each case reasonably satisfactory to the Lender, to be entered into and delivered to the Lender.
(e)    Letter-of-Credit Rights. To the extent that any Collateral consists of Letter-of-Credit Rights in excess of [***], the applicable Grantor shall use commercially reasonable efforts to cause the issuer of each underlying letter of credit to consent to the assignment to the Lender of such Letter of Credit Rights.
(f)    Collateral In Possession of Third Parties. To the extent that any Collateral having a fair market value in excess of [***] is in the possession of any third party bailee or warehouseman, the applicable Grantor shall join with the Lender in notifying such third party bailee or warehouseman of the Lender’s security interest and shall use commercially reasonable efforts to obtain an acknowledgement from such third party that it is holding the Collateral for the benefit of the Lender.
(g)    Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in excess of [***], such Grantor shall promptly notify the Lender in a writing signed by such Grantor of the particulars thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Lender.
(h)    Notice of Changes in Representations. Each Grantor agrees that:
(i)    without providing at least fifteen (15) days’, or such shorter time period as agreed to by the Lender, prior written notice, no Grantor will change its legal name in any respect, its sole place of business or, if more than one, chief executive office, or its mailing address or organizational identification number (if it has one);
(ii)    if any Grantor does not have an organizational identification number and obtains one after the date of this Agreement, such Grantor will forthwith notify the Lender in writing of such organizational identification number; and
(iii)    no Grantor will change its type of organization, jurisdiction of organization or other legal structure without prior written notice to the Lender.
(i)    Insurance. The Grantors shall maintain the insurance required by the Credit Agreement.
(j)    Transfer of Collateral. Other than the disposition of inventory in the ordinary course of the applicable Grantor’s business as presently conducted or as otherwise permitted under the terms of the Credit Agreement or any other Loan Document, no Grantor shall sell, assign, transfer, encumber or otherwise dispose of any Collateral without the prior written consent of the Lender.
(k)    Inventory. Without limiting the generality of the foregoing, in the event any Grantor becomes a “debtor in possession” as defined in 11 U.S.C. §1101 (or any successor thereto), such Grantor agrees, to the extent permitted by applicable Law, not to move pursuant to 11 U.S.C. §546 (or any successor thereto) for permission to return goods to any creditor which shipped such goods to such Grantor without the Lender’s written consent and each Grantor hereby waives any rights to return such Inventory arising under 11 U.S.C. §546(h), or any successor section thereto.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(l)    Defense of Lender’s Rights. Each Grantor warrants and will defend the Lender’s right, title and security interest in and to the Collateral against the adverse claims of any Person other than Permitted Liens.
(m)    Cash Management. At any time that an Event of Default has occurred and is continuing, upon the Lender’s request, the Grantors will work with the Lender to set up such lock boxes and segregated accounts as the Lender may request in order to better perfect the security interest created hereunder in Proceeds.
(n)    Additional Grantors. Each Grantor shall cause each Domestic Subsidiary of such Grantor including any Person that shall any time become a Domestic Subsidiary of such Grantor, within fifteen (15) days (or such longer period as the Lender may agree) of such Domestic Subsidiary becoming a Subsidiary of such Grantor, to become a party hereto (an “Additional Grantor”) or to a similar security agreement, as appropriate, by executing and delivering an Additional Grantor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Grantors or by signing a similar security agreement. If the Additional Grantor becomes a party hereto, concurrent therewith, the Additional Grantor shall deliver supplements to all Schedules to (or referred to in) this Agreement, as applicable, which supplements shall modify, the Schedules then in effect. The Additional Grantor shall also deliver such customary opinions of counsel, authorizing resolutions, good standing certificates incumbency certificates, organizational documents, financing statements and other information and documentation as the Lender may reasonably request. Upon delivery of the foregoing to the Lender, the Additional Grantor shall be and become a party to this Agreement with the same rights and obligations as the Grantors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Grantor Joinder and thereafter at any time that such representations and covenants must be restated pursuant to the terms of the Loan Documents, and all references herein to the “Grantors” shall be deemed to include each Additional Grantor.
(o)    Inspections. Each Grantor will permit the Lender, or its designee, to inspect the Collateral and properties of the Grantors, wherever located, to the extent provided for in the Credit Agreement.
(p)    Intellectual Property. Without limiting the generality of the other obligations of the Grantors hereunder, each Grantor shall (a) cause the Intellectual Property Collateral Agreement contemplated hereby with respect to all U.S. Intellectual Property registered or pending at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office and (b) within thirty (30) days after each calendar quarter during the term of this Agreement, give the Lender notice of any new registrations or applications for registration or any change in status of any application or registration of any U.S. patent, trademark or copyright acquired by or filed in the name of such Grantor during the previous calendar quarter and sign and deliver to the Lender an Intellectual Property Collateral Agreement with respect to any such U.S. patent, trademark or copyright included in such notice. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, at the request of the Lender, cause the registries for any or all of its domain names to Lender to issue an authorization code for the transfer of the applicable domain names and supply such codes to the Lender or take such other action as may be necessary or desirable to transfer the Grantor’s interest in such domain names to Lender or its designee.
(q)    Power of Attorney. Each Grantor hereby grants to the Lender a power of attorney. The power of attorney is a power coupled with an interest and shall be irrevocable until full payment of the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Obligations (other than contingent indemnification obligations so long as no claim or demand for indemnification then exists or has then been made). The powers conferred on the Lender under the power of attorney are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender agrees that (i) it shall not exercise any power or authority granted under the power of attorney unless an Event of Default has occurred and is continuing, and (ii) the Lender shall account for any moneys received by it in respect of any foreclosure on or disposition of Collateral pursuant to the power of attorney provided that the Lender shall not have any duty as to any Collateral except as provided in Section 8(a), and the Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF THE LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO THE GRANTORS FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
(r)    Notices with Respect to Collateral. Each Grantor agrees that it will advise the Lender promptly, in reasonable detail, of:
(i)    any Lien (other than any Permitted Lien) on any of the Collateral which would adversely affect the ability of the Lender to exercise any of its remedies hereunder; and
(ii)    the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.
(s)    Other Assurances. Each Grantor agrees that from time to time, at the joint and several expense of the Grantors and any Additional Grantors, it will promptly execute and deliver all such further instruments and documents, and take all such further action as may be reasonably necessary, or as the Lender may reasonably request, in order to perfect and protect (to the extent perfection is required hereunder) any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement but in any event subject to the terms and limitations set forth hereby.
(t)    The Grantors will promptly notify the Lender if any account(s) arises out of contracts with a federal Governmental Authority. Upon the Lender’s reasonable request, any such Grantor shall promptly execute Federal Assignment of Claims Act documentation and deliver such documentation to the Lender.
(u)    Notwithstanding anything to the contrary contained herein, the Lender shall have the right to perfect on any Collateral and, at the request of the Lender, each Grantor will promptly execute and deliver all such instruments and documents, and take all such action as may be reasonably necessary, or as the Lender may request, in order to perfect and protect any such Collateral.
5.    REMEDIES UPON DEFAULT.
(a)    Upon the occurrence and during the continuance of an Event of Default, the Lender may exercise, in addition to any other rights and remedies provided herein, under other contracts and under

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Law, all the rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, (i) at the request of the Lender, each Grantor shall, at its cost and expense, assemble the Collateral owned or used by it as directed by the Lender; (ii) the Lender shall have the right (but not the obligation) to notify any account debtors and any obligors under Instruments or Accounts to make payments directly to the Lender and to enforce the Grantors’ rights against account debtors and obligors; (iii) the Lender may (but is not obligated to), without notice except as provided below, sell the Collateral at public or private sale, on such terms as the Lender deems to be commercially reasonable; (iv) the Lender may (but is not obligated to) direct any financial intermediary or any other Person holding Investment Property to transfer the same to the Lender or its designee; and (v) the Lender may (but is not obligated to) transfer any or all Intellectual Property registered in the name of any Grantor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Lender or any designee or any purchaser of any Collateral. Each Grantor agrees that ten (10) days notice of any sale referred to in clause (iii) above shall constitute sufficient notice. The Lender may purchase Collateral at any such sale. The Grantors shall remain liable to the Lender for any deficiency amount.
(b)    The Lender may comply with any applicable Law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Lender may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Lender sells any of the Collateral on credit, the Borrowers will only be credited with payments actually made by the purchaser. The Lender may purchase Collateral at any such sale. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender’s rights and remedies hereunder, including, without limitation, its right during the continuance of an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.
(c)    For the purpose of enabling the Lender to further exercise rights and remedies under this Section 5 or elsewhere provided by agreement or applicable Law, each Grantor hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense during the existence of an Event of Default, any Intellectual Property now owned or hereafter acquired by such Grantor (with respect to trademarks, subject to reasonable quality control in favor of such Grantor), and wherever the same may be located (but only to the extent that such Grantor has the right to grant such license and subject to the terms of any agreement to which such Grantor is a party or otherwise bound (but only for so long as such terms or restrictions are in effect)), and including in such license access to all media in which any of the licensed items may be recorded or stored and to all Software used for the compilation or printout thereof. For the avoidance of doubt, the license granted to the Lender pursuant to this Section 5 shall terminate upon full payment of the Obligations (other than contingent indemnification obligations so long as no claim or demand for indemnification then exists or has then been made).
6.    OBLIGATIONS ABSOLUTE.
(a)    Change of Circumstance. THE RIGHTS OF THE LENDER HEREUNDER AND THE OBLIGATIONS OF THE GRANTORS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, SHALL NOT BE SUBJECT TO ANY COUNTERCLAIM, SETOFF, RECOUPMENT OR DEFENSE BASED UPON ANY CLAIM THAT ANY GRANTOR OR ANY OTHER PERSON MAY HAVE AGAINST THE LENDER AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL FULL

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SATISFACTION OF THE SECURED OBLIGATIONS (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS SO LONG AS NO CLAIM OR DEMAND FOR INDEMNIFICATION THEN EXISTS OR HAS THEN BEEN MADE). Without limiting the generality of the foregoing, the obligations of the Grantors shall not be released, discharged or in any way affected by any circumstance or condition (whether or not the applicable Grantor shall have any notice or knowledge thereof) including, without limitation, any amendment or modification of or supplement to the Credit Agreement, any Notes or any other Loan Document (including, without limitation, increasing the amount or extending the maturity of the Obligations); any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreements or instruments, or any exercise or failure to exercise any right, remedy, power or privilege under or in respect of any such agreements or instruments, or any exercise or failure to exercise any right, remedy, power or privilege under or in respect of any such agreements or instruments; any invalidity or unenforceability, in whole or in part, of any term hereof or of the Credit Agreement, any Notes or any other Loan Document; any failure on the part of Borrowers or any other Person for any reason to perform or comply with any term of the Credit Agreement, any Note or any other Loan Document; any furnishing or acceptance of any additional security or guaranty; any release of any Grantor or any other Person or any release of any or all security or any or all guarantees for the Obligations, whether any such release is granted in connection with a bankruptcy or otherwise; any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any Grantor or any other Person or their respective properties or creditors; or the application of payments received by the Lender from any source that were lawfully used for some other purpose, which did not violate the terms of any Loan Document, which lawfully could have been applied to the payment, in full or in part, of the Obligations. Without limiting the generality of the foregoing, at any time that the Credit Agreement is amended to increase the amount of the Obligations thereunder, the amount of the Obligations shall be accordingly increased.
(b)    No Duty To Marshal Assets. The Lender shall have no obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Obligations.
(c)    Waiver of Right of Subrogation, Etc. To the extent permitted by applicable Law, each Grantor hereby waives any and all rights of subrogation, reimbursement, or indemnity whatsoever in respect of such Grantor arising out of remedies exercised by the Lender hereunder until full payment of the Obligations (other than contingent indemnification obligations so long as no claim or demand for indemnification then exists or has then been made).
(d)    Other Waivers. Each Grantor hereby waives promptness, diligence and notice of acceptance of this Agreement. In connection with any sale or other disposition of Collateral, to the extent permitted by applicable Law, each Grantor waives any right of redemption or equity of redemption in the Collateral. Each Grantor further waives presentment and demand for payment of any of the Obligations, protest and notice of protest, dishonor and notice of dishonor or notice of default or any other similar notice with respect to any of the Obligations, and all other similar notices to which any Grantor might otherwise be entitled, except as otherwise expressly provided in the Loan Documents. The Lender is under no obligation to pursue any rights against third parties with respect to the Obligations and each Grantor hereby waives any right it may have to require otherwise. Each Grantor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit of, any stay, valuation, appraisal or redemption now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement; and each Grantor (to the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit of any and all such Laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement delegated to the Lender, but that it will suffer and permit the execution of every such power as though no such Law or Laws had been made or enacted.
(e)    Each Grantor further waives to the fullest extent permitted by applicable law any right it may have, to notice (except for notice specifically required hereby or under any other Loan Document) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Lender, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.
(f)    EACH GRANTOR’S WAIVERS UNDER THIS SECTION 6 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH GRANTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEY AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.
7.    NO IMPLIED WAIVERS. No failure or delay on the part of the Lender in exercising any right, power or privilege under this Agreement or the other Loan Documents and no course of dealing between the Grantors, on the one hand, and the Lender, on the other hand, shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement or the other Loan Documents precludes any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on any Grantor in any case shall entitle the Grantors to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of the Lender to take any other or further action in any circumstances without notice or demand. Any waiver that is given shall be effective only if in writing and only for the limited purposes expressly stated in the applicable waiver.
8.    STANDARD OF CARE.
(a)    In General. No act or omission of the Lender (or agent or employee of the Lender) shall give rise to any defense, counterclaim or offset in favor of any Grantor or any claim or action against the Lender (or agent or employee of the Lender) or a breach in bad faith of the obligations of the Lender (or agent or employee of the Lender) under this Agreement, in any case, in the absence of gross negligence or willful misconduct of the Lender (or agent or employee of the Lender) as determined in a final, nonappealable judgment of a court of competent jurisdiction. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords to other Collateral it holds, it being understood that it has no duty to take any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral or to preserve any rights of any parties and shall only be liable for losses which are a result of its gross negligence or willful misconduct or a breach in bad faith of its obligations under this Agreement, in any case, as determined in a final, nonappealable judgment of a court of competent jurisdiction.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)    No Duty to Preserve Rights. Without limiting the generality of the foregoing, the Lender has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, other than as set forth in clause (a) above.
(c)    No Duty to Prepare for Sale. Without limiting the generality of the foregoing, the Lender has no obligation to clean-up or otherwise prepare the Collateral for sale.
(d)    Duties Relative to Contracts. Without limiting the generality of the foregoing, each Grantor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Grantor thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times.
(e)    Reliance on Advice of Counsel. In taking any action under this Agreement or any other Loan Document, the Lender shall be entitled to rely upon the advice of counsel of Lender’s choice and shall be fully protected in acting on such advice whether or not the advice rendered is ultimately determined to have been accurate.
9.    MISCELLANEOUS.
(a)    Successors and Assigns. Except as otherwise provided in the Credit Agreement, the Lender may assign or transfer this Agreement and any or all rights or obligations hereunder in connection with an assignment of its interest under (and in accordance with the terms of) the Credit Agreement without the consent of any Grantor and without prior notice to any successor. No Grantor shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the Lender or as expressly provided in the Credit Agreement. Notwithstanding the foregoing, if there should be any assignment of any rights or obligations by any Grantor by operation of Law or in contravention of the terms of this Agreement or otherwise, then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of any Grantor shall bind the successors and assigns of such Grantor, jointly and severally (if applicable), together with the preexisting Grantor, whether or not such new or additional Persons execute a joinder hereto or assumption hereof (without the same being deemed a waiver of any default caused thereby) which condition shall not be deemed to be a waiver of any Default or Event of Default arising out of such assignment. The rights and privileges of the Lender under this Agreement shall inure to the benefit of its successors and assigns. All promises, covenants and agreements of the Grantors contained in this Agreement shall be binding upon successors and assigns of such Person.
(b)    Joint and Several Liability. All Grantors shall jointly and severally be liable for the obligations of each Grantor to the Lender hereunder.
(c)    Notices. All notices, requests, demands, directions and other communications provided for herein shall be in writing and shall be delivered or mailed in the manner specified in the Credit Agreement addressed to the Lender at the address specified in the Credit Agreement, and to the Grantors at the address designed for “Loan Parties” set forth in the Credit Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)    Severability. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability of any term or provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.
(e)    Costs and Expenses. Without limiting or duplicating any other cost reimbursement provisions in the Loan Documents, promptly and not later than ten (10) days after written demand therefor, the Grantors shall pay to the Lender the amount of any and all reasonable and documented out-of-pocket expenses incurred by the Lender hereunder or in connection herewith, including, without limitation those that may be incurred in connection with (i) the preparation of this agreement and all amendments, restatements, waivers and supplements hereto, (ii) the administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iv) the exercise or enforcement of any of the rights of the Lender hereunder.
(f)    Indemnification by Grantors. Each Grantor shall, jointly and severally, indemnify, reimburse and hold harmless all Indemnitees from and against any and all losses, claims, liabilities, damages, and related expenses, of any kind or nature, (including the reasonable and documented out-of-pocket fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, and related expenses which result from (i) the gross negligence or willful misconduct of the Indemnitee as determined by a final nonappealable decision of a court of competent jurisdiction or (ii) a claim brought by a Grantor against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Grantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in any other Loan Document.
(g)    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Lender constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof that when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by e-mail (in .pdf form) shall be effective as delivery of a manually executed counterpart of this Agreement.
(h)    Amendments and Waivers. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Grantors and the Lender.
(i)    Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.    SPECIFIC PERFORMANCE. To the extent permitted by applicable Law, each Grantor hereby authorizes the Lender to demand specific performance of this Agreement at any time when any Grantor shall have failed to comply with any provision hereof, and each Grantor hereby irrevocably waives any defense based on the adequacy of a remedy at Law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor. Each Grantor that is not a party to the Credit Agreement hereby acknowledges receipt from the Borrowers of a correct and complete copy of the Credit Agreement and consents to all of the provisions of the Credit Agreement as in effect on the date hereof and agrees that its consent is not required for any amendments, modifications, restatements or waivers of it or any of the provisions thereof.
11.    RELATIONSHIP WITH CREDIT AGREEMENT. To the extent that any of the terms hereof are inconsistent with any provision of the Credit Agreement, the provisions of the Credit Agreement shall control.
12.    TERMINATION; PARTIAL RELEASE.
(a)    At such time as all of the Obligations have been paid and performed in full (other than contingent indemnification obligations so long as no claim or demand for indemnification then exists or has then been made), then the security provided for herein shall automatically terminate and the Lender shall provide a payoff letter as reasonably requested by the Borrowers, provided, however, that (i) all indemnities of each Borrower and each other Grantor contained in this Agreement or any other Loan Document shall survive and remain operative and in full force and effect regardless of the termination of this Agreement, and (ii) the security provided for herein shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of any Borrower or any other Grantor or otherwise, all as though such payment had not been made.
(b)    Effective upon the closing of a disposition of any Collateral in conformity with the provisions of the Credit Agreement, and the application of proceeds thereof in conformity with the Credit Agreement, the security interest in the Collateral subject to such disposition shall terminate and, upon receipt by the Lender of a certification to such effect from an authorized officer of the Borrowers, the security interest in the Collateral so disposed of shall terminate and the Lender shall deliver such releases as may be appropriate, provided, however, the security interest granted hereunder in all remaining Collateral shall remain in full force and effect.
13.    GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.
(a)    Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the Laws of the State of New York (excluding the laws applicable to conflicts or choice of Law).
(b)    Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to the Collateral against any Grantor or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9(c). Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.
(e)    Waiver of Jury Trial.
(i)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(ii)    In the event any such action or proceeding is brought or filed in any United States federal court sitting in the State of California or in any state court of the State of California, and the waiver of jury trial set forth in clause (i) above is determined or held to be ineffective or unenforceable, the parties agree that all actions or proceedings shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the Los Angeles County, California. Such proceeding shall be conducted in Los Angeles County, California, with California rules of evidence and discovery applicable to such proceeding. In the event any actions or proceedings are to be resolved by judicial reference, any party may seek from any court having jurisdiction thereover any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by Law notwithstanding that all actions or proceedings are otherwise subject to resolution by judicial reference.
[Signature Page Follows]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in the name and on behalf of the parties hereto as of the date first above written.
IPASS, INC.
By: /s/ Darin Vickery
Name: Darin Vickery
Title: CFO

[Signature Page to Security Agreement]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FORTRESS CREDIT CORP., as a Lender
By: /s/ CONSTANTINE M. DAKOLIAS
Name: CONSTANTINE M. DAKOLIAS
Title: PRESIDENT

[Signature Page to Security Agreement]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A
FORM OF ADDITIONAL GRANTOR JOINDER
Security Agreement dated as of June 14, 2018 made by
IPASS, INC.
and the other party thereto from time to time, as Grantors
to and in favor of
FORTRESS CREDIT CORP., as Lender (the “Security Agreement”)
Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.
The undersigned hereby agrees that upon delivery of this Additional Grantor Joinder to the Lender referred to above or its successor, the undersigned shall (a) be an Additional Grantor under the Security Agreement, (b) have all the rights and obligations of the Grantors under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth in Section 3 therein as of the date of execution and delivery of this Additional Grantor Joinder and at any future dates that such representations must be restated pursuant to the terms of the Loan Documents. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE LENDER A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.
Attached hereto are supplemental Schedules to the Security Agreement, as applicable.
Each Additional Grantor that is not a party to the Credit Agreement hereby acknowledges receipt from the Grantors of a correct and complete copy of the Credit Agreement and consents to all of the provisions of the Credit Agreement as in effect on the date hereof and agrees that its consent is not required for any amendments, modifications, restatements or waivers of it or any of the provisions thereof.
An executed copy of this Joinder shall be delivered to the Lender, and the Lender may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified or amended except in writing signed by the Lender and the undersigned or terminated without the prior written consent of the Lender.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.
[Name of Additional Grantor]
By:
Name:
Title:
Address:

Dated:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Version

Schedule 1
LOCATIONS OF COLLATERAL
[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2
LOCATIONS OF GRANTORS
[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 3
NAMES USED BY GRANTORS

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 3(g)
ASSIGNMENT OF CLAIMS ACT

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 4
FILING OFFICES

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 5

U.S. PATENTS AND PATENT APPLICATIONS
[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 6
U.S. FEDERAL TRADEMARK REGISTRATIONS AND TRADEMARK
APPLICATIONS

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 7

REGISTERED COPYRIGHTS
[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 8
MATERIAL DOMAIN NAMES

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 9

MATERIAL FOREIGN INTELLECTUAL PROPERTY
[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 10
COMMERCIAL TORT CLAIMS
[***]

183083702 v1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.